Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement is made and entered into as of February 10, 2016, by and among Offshore Group Investment Limited, an exempted company incorporated with limited liability in the Cayman Islands, and each of the Holders party hereto. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 1 hereto.

WHEREAS, on December 3, 2015 (the “Petition Date”), the Company, its subsidiaries and certain of its affiliates (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS on the Petition Date, the Debtors filed the Joint Prepackaged Chapter 11 Plan of Offshore Group Investment Limited and Its Affiliated Debtors, dated December 1, 2015 (as amended from time to time, including all exhibits, schedules, and supplements thereto, the “Plan”), and the Bankruptcy Court entered an order confirming the Plan on January 15, 2016;

WHEREAS, the Plan provides that each member of the Ad Hoc Committee (as defined in the Plan) (and any Affiliates or Related Funds thereof that receive Shares or Convertible PIK Notes under the Plan), and, except for Vantage Drilling Company, each recipient of Shares and Convertible PIK Notes who (together with its Affiliates and Related Funds) receives 10% or more of the Shares and/or Convertible PIK Notes issued under the Plan, together with such Affiliates and Related Funds, may enter into a registration rights agreement with the Company that reflects the terms set forth in the Plan; and

WHEREAS, the Company and the Holders are entering into this Agreement in furtherance of the aforesaid provisions of the Plan.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Holders agree as follows:

1. Definitions; Interpretations.

(a) As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 14(c).

“Affiliate” means, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” means this registration rights agreement, including all exhibits hereto, as may be amended, supplemented, or amended and restated from time to time in accordance with the terms hereof.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Bankruptcy Code” has the meaning set forth in the recitals hereto.

“Bankruptcy Court” has the meaning set forth in the recitals hereto.

The term “beneficially own” shall have the meaning given to such term in Rule 13d-3 under the Exchange Act, and any Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or another day on which commercial banks in New York are required or permitted under applicable laws or regulations to close.

“Chosen Courts” has the meaning set forth in Section 14(i).

“Commission” means the Securities and Exchange Commission.

“Company” means Offshore Group Investment Limited, an exempted company incorporated with limited liability in the Cayman Islands, and any successor thereto.

“Convertible PIK Notes” means the 1% / 12% Step-Up Senior Secured Third Lien Convertible Notes due 2030 of the Company issued under the Plan.

“Counsel to the Holders” means the counsel selected by the Majority Holders.

“Debtors” has the meaning set forth in the recitals hereto.

“Demand Registration Request” has the meaning set forth in Section 3(a).

“Effective Date” means the date that a Registration Statement filed pursuant to this Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Form S-1” means form S-1 under the Securities Act, or any other form hereafter adopted by the Commission for the general registration of securities under the Securities Act.

“Form S-3” means form S-3 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-3.

“FINRA” has the meaning set forth in Section 8.

“Grace Period” has the meaning set forth in Section 5(a).

“Holder” means (a) each Person, other than the Company, that is a signatory to this Agreement and (b) each other Person that is a transferee of Registrable Securities and becomes a party to this Agreement by delivering a duly executed Joinder to the Company in accordance with the terms and conditions hereof. A Person shall automatically cease to be a Holder at such time as such Person ceases to hold any Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 10(c).

“Indemnifying Party” has the meaning set forth in Section 10(c).

“Initial Registrable Securities Number” means the number of Shares issued on the Plan Effective Date (including Shares issuable upon conversion of the Convertible PIK Notes), appropriately adjusted for any stock splits, reverse stock splits, stock dividends or distributions, and any exchange, conversion or similar transactions involving the Shares.

“Initial Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Joinder” has the meaning set forth in Section 12.

“Lockup Period” has the meaning set forth in Section 9.

“Losses” has the meaning set forth in Section 10(a).

“Majority Holders” means, with respect to any offering, the holders of a majority of the Registrable Securities to be included in such offering.

“Other Holders” has the meaning set forth in Section 6(c).

“Person” means any individual, partnership, joint stock company, corporation, entity, association, trust, limited liability company, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision of any government.

“Petition Date” has the meaning set forth in the recitals hereto.

“Piggyback Notice” has the meaning set forth in Section 6(b).

“Piggyback Offering” has the meaning set forth in Section 6(b).

“Plan” has the meaning set forth in the recitals hereto.

“Plan Effective Date” shall mean the date on which the Plan becomes effective.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and any other amendments (including any post-effective amendments) or supplements to the Prospectus, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, collectively, (a) all Units and Shares (including Shares issuable upon conversion of the Convertible PIK Notes) issued to any Holder pursuant to the Plan, (b) any additional Units or Shares subsequently acquired by any Holder in open market purchases or otherwise and (c) any additional Units, Shares or other securities paid, issued or distributed in respect of any such Units or Shares by way of a dividend, split or distribution, and any security into which any such Units or Shares shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, or otherwise; provided, however, that any such Units, Shares or other securities shall cease to constitute Registrable Securities upon the earliest to occur of: (x) the date on which such securities are disposed of pursuant to an effective Registration Statement; (y) the date on which such securities are disposed of pursuant to Rule 144 (or any similar provision then in effect) promulgated under the Securities Act; and (z) the date on which such securities may be sold pursuant to Rule 144 (or any similar provision then in effect) without regard for any volume or manner of sale restrictions. For the avoidance of doubt, any provision herein requiring the calculation of the “number” of Registrable Securities shall be deemed to refer to the number of Shares, including Shares issuable upon conversion of the Convertible PIK Notes, constituting Registrable Securities.

“Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation any Shelf Registration Statement), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Related Fund” means, with respect to any Person, any fund, account or investment vehicle that is controlled or managed by such Person, an Affiliate of such Person, or the same investment manager or advisor as such Person or an Affiliate of such investment manager or advisor.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holder Questionnaire” means a questionnaire adopted by the Company from time to time in form and substance reasonably acceptable to the Holders.

“Shares” means the common shares of the Company, including any Shares issuable upon the conversion of the Convertible PIK Notes, and any securities resulting from any reclassification, recapitalization or similar transactions with respect to such Shares.

“Shelf Registration Statement” means a Registration Statement filed with the Commission in accordance with the Securities Act for the offer and sale of Registrable Securities by Holders on a continuous or delayed basis pursuant to Rule 415.

“Transfer” has the meaning set forth in Section 12, and the terms “Transferee” and “Transferred” shall have correlative meanings.

“Underwritten Offering” means an offering of Registrable Securities under a Registration Statement in which the Registrable Securities are sold to an underwriter for reoffering to the public.

“Underwritten Takedown” has the meaning set forth in Section 2(e).

“Units” means the units of securities comprised of the Convertible PIK Notes and the Shares.

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

(b) Rules of Interpretation. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, (ii) the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa, (iii) reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, (iv) the words “include”, “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation”, (v) the use of the words “or”, “either” or “any” shall not be exclusive, (vi) all references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time, (vii) all references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time, (viii) references to “day” or “days” are to calendar days, (ix) references to “dollars” or “$” are to United States of America dollars, and (x) references to sections, subsections, paragraphs, and exhibits are references to the sections, subsections and paragraphs of, and the exhibits attached to, this Agreement.

2. Initial Shelf Registrations.

(a) The Company shall prepare a Shelf Registration Statement (the “Initial Shelf Registration Statement”), and shall include in the Initial Shelf Registration Statement the Registrable Securities of each Holder who shall request inclusion therein of some or all of their Registrable Securities by checking the appropriate box on the signature page of such Holder hereto or by written notice to the Company no later than seventy-five (75) days after the Plan Effective Date. The Company shall file the Initial Shelf Registration Statement with the Commission on or prior to the ninetieth (90th) day following the Plan Effective Date; provided, however, that the Company shall not be required to file or cause to be declared effective the Initial Shelf Registration Statement unless Holders request (and have not by the seventy-fifth day after the Plan Effective Date revoked such request by written notice to the Company) the inclusion in the Initial Shelf Registration Statement of Registrable Securities constituting at least fifteen percent (15%) of all Registrable Securities, and such Holders otherwise timely comply with the requirements of this Agreement with respect to the inclusion of such Registrable Securities in the Initial Shelf Registration Statement.

(b) The Company shall include in the Initial Shelf Registration Statement all Registrable Securities whose inclusion has been timely requested as aforesaid; provided, however, that the Company shall not be required to include an amount of Registrable Securities in excess of the amount as may be permitted to be included in such Registration Statement under the rules and regulations of the Commission and the applicable interpretations thereof by the staff of the Commission.

(c) The Initial Shelf Registration Statement shall be on Form S-1 or another appropriate form; provided, however, that, if the Company becomes eligible to register the Registrable Securities for resale by the Holders on Form S-3 (including without limitation as a Well-Known Seasoned Issuer eligible to use an Automatic Shelf Registration Statement) or another appropriate form, the Company shall be entitled to amend the Initial Shelf Registration Statement to a Shelf Registration Statement on Form S-3 or another appropriate form or file a Shelf Registration Statement on Form S-3 or another appropriate form in substitution of the Initial Shelf Registration Statement as initially filed.

(d) The Company shall use its commercially reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, and shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission, until the earlier of (i) the expiration of one (1) year following Effective Date of the Initial Shelf Registration Statement, provided that if at the time the Company is eligible to register the Registrable Securities for resale by the Holders on Form S-3 or another appropriate form, such date shall be extended to three (3) years following the Effective Date of the Initial Shelf Registration Statement; and (ii) the date that all securities covered by such Shelf Registration Statement shall cease to be Registrable Securities. In the event of any stop order, injunction or other similar order or requirement of the Commission relating to any Registration Statement, the period during which the Initial Shelf Registration Statement shall be required to remain effective will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect.

(e) Upon the request of one or more Holders, and subject to Section 4(e) hereof, the Company shall facilitate a “takedown” of Registrable Securities in the form of an Underwritten Offering (each, an “Underwritten Takedown”), in the manner described in this Agreement, provided that either (i) the number of Registrable Securities included in such “takedown” shall equal at least fifteen percent (15%) of the Initial Registrable Securities Number, or (ii) the Registrable Securities requested to be sold by the Holders in such “takedown” shall have an anticipated aggregate offering price (before deducting underwriting discounts and commission) of at least $100 million.

3. Demand Registration

(a) At any time and from time to time on or following the Plan Effective Date, any Holder or group of Holders may request in writing (“Demand Registration Request”) that the Company effect the registration of all or part of such Holder’s or Holders’ Registrable Securities with the Commission under and in accordance with the provisions of the Securities Act. The Company will file a Registration Statement covering such Holder’s or Holders’ Registrable Securities requested to be registered, and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective, as promptly as practicable after receipt of such request, provided that (i) the number of Registrable Securities requested to be registered on such Registration Statement is at least fifteen percent (15%) of the Initial Registrable Securities

Number, or (ii) the Registrable Securities requested to be sold by the Holders pursuant to such Registration Statement shall have an anticipated aggregate offering price (before deducting underwriting discounts and commission) of at least $100 million; provided, however, that the Company will not be required to file a Registration Statement pursuant to this Section 3 if:

(A) the Registrable Securities requested to be registered are already covered by an existing and effective Registration Statement and such Registration Statement may be utilized for the offering and sale of the Registrable Securities requested to be registered;

(B) a Registration Statement shall have previously been initially declared effective by the Commission within the ninety (90) days preceding the date such Demand Registration Request is made; or

(C) the number of Demand Registration Requests previously made pursuant to this Section 3(a) shall be three or more; provided that a Demand Registration Request shall not be considered made for purposes of this clause (C) unless the requested Registration Statement has been declared effective by the Commission for at least 75% of the amount of Registrable Securities for which registration has been requested.

(b) A Demand Registration Request shall specify (i) the then-current name and address of such Holder or Holders, (ii) the aggregate number of Registrable Securities requested to be registered, (iii) the total number of Registrable Securities then beneficially owned by such Holder or Holders and (iv) the intended means of distribution. If at the time the Demand Registration Request is made the Company shall be eligible to use Form S-3 or another appropriate form, the Holder or Holders making such request may specify that the registration be in the form of a Shelf Registration Statement.

(c) The Company may satisfy its obligations under Section 3(a) hereof by amending (to the extent permitted by applicable law) any registration statement previously filed by the Company under the Securities Act, so that such amended registration statement will permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a demand for registration has been properly made under Section 3(b) hereof. If the Company so amends a previously filed registration statement, it will be deemed to have effected a registration for purposes of Section 3(a) hereof; provided that the date such registration statement is amended pursuant to this Section 3(c) shall be the “the first day of effectiveness” of such Registration Statement for purposes of determining the period during which the Registration Statement is required to be maintained effective in accordance with Section 3(e) hereof.

(d) Within ten (10) days after receiving a Demand Registration Request, the Company shall give written notice of such request to all other Holders of Registrable Securities and shall, subject to the provisions of Section 4(c) in the case of an Underwritten Offering, include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the Company’s giving of such notice, provided that such Registrable Securities are not already covered by an existing and effective Registration Statement that may be utilized for the offering and sale of the Registrable Securities requested to be registered in the manner so requested.

(e) The Company will use its commercially reasonable efforts to keep a Registration Statement that has become effective as contemplated by this Section 3 continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission:

(A) in the case of a Registration Statement other than a Shelf Registration Statement, until all Registrable Securities registered thereunder have been sold pursuant to such Registration Statement, but in no event later than ninety (90) days from the Effective Date of such Registration Statement; and

(B) in the case of a Shelf Registration Statement, the earlier of (x) three (3) years following the Effective Date of the Shelf Registration Statement; and (y) the date that all the remaining securities covered by such Shelf Registration Statement shall cease to be Registrable Securities;

provided, however, that in the event of any stop order, injunction or other similar order or requirement of the Commission relating to any Registration Statement, the period during which the Registration Statement shall be required to remain effective will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect.

(f) The Holder or Holders making a Demand Registration Request may, at any time prior to the Effective Date of the Registration Statement relating to such registration, revoke their request for the Company to effect the registration of all or part of such Holder’s or Holders’ Registrable Securities by providing a written notice to the Company. If, pursuant to the preceding sentence, the entire Demand Registration Request is revoked, then, at the option of the Holder or Holders who revoke such request, either (i) such Holder or Holders shall reimburse the Company for all of its reasonable and documented out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement, which out-of-pocket expenses, for the avoidance of doubt, shall not include overhead expenses. or (ii) the requested registration that has been revoked will be deemed to have been effected for purposes of Section 3(a)(C).

(g) If a Registration Statement filed pursuant to this Section 3 is a Shelf Registration Statement, then upon the request of one or more Holders, and subject to Section 4(e) hereof, the Company shall facilitate a “takedown” of Registrable Securities in the form of an Underwritten Offering, in the manner described in this Agreement, provided that either (i) the number of Registrable Securities included in such “takedown” shall equal at least fifteen percent (15%) of the Initial Registrable Securities Number or (ii) the Registrable Securities requested to be sold by the Holders in such “takedown” shall have an anticipated aggregate offering price (before deducting underwriting discounts and commission) of at least $100 million.

4. Procedures for Underwritten Offerings. The following procedures shall govern Underwritten Offerings pursuant to Section 2 or Section 3, whether in the case of an Underwritten Takedown or otherwise.

(a) The Majority Holders shall select one or more investment banking firm(s) of national standing to be the managing underwriter or underwriters for any Underwritten Offering pursuant to a Demand Registration Request or an Underwritten Takedown with the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

(b) All Holders proposing to distribute their securities through an Underwritten Offering, as a condition for inclusion of their Registrable Securities therein, shall agree to enter into an underwriting agreement with the underwriters; provided that the underwriting agreement is in customary form and reasonably acceptable to the Majority Holders and provided, further, that no Holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (i) such Holder’s ownership of its Registrable Securities to be sold or transferred, (ii) such Holder’s power and authority to effect such transfer and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 10(b) hereof, or to the underwriters with respect thereto, except to the extent of the indemnification being given to the Company and its controlling persons in Section 10(b) hereof.

(c) If the managing underwriter or underwriters for an Underwritten Offering advises the Holders that the total amount of Registrable Securities or other securities permitted to be registered is such as to adversely affect the success of such Underwritten Offering, the number of Registrable Securities or other securities to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the securities of the Company to be included by any Person other than a Holder or the Company; second, the Company shall reduce or eliminate any securities of the Company to be included by the Company; third, the Company shall reduce the number of Registrable Securities to be included by Holders electing to participate in the Underwritten Offering on a pro rata basis based on the total number of Registrable Securities requested by such Holders to be included in the Underwritten Offering.

(d) Within ten (10) days after receiving a request for an Underwritten Offering constituting a “takedown” from a Shelf Registration Statement, the Company shall give written notice of such request to all other Holders, and subject to the provisions of Section 4(e) hereof, include in such Underwritten Offering all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the Company’s giving of such notice, provided that such Registrable Securities are covered by an existing and effective Shelf Registration Statement that may be utilized for the offering and sale of the Registrable Securities requested to be registered.

(e) The Company will not be required to undertake an Underwritten Offering pursuant to Section 2(e) or Section 3(g):

(A) if the Company has undertaken an Underwritten Offering, whether for its own account or pursuant to this Agreement, or a Registration Statement shall have previously been initially declared effective by the Commission, within the ninety (90) days preceding the date of the request for such Underwritten Offering is given to the Company; or

(B) if the number of Underwritten Offerings previously made pursuant to Section 2(e) or Section 3(g) during the immediately preceding twelve month period shall be three or more; provided that an Underwritten Offering shall not be considered made for purposes of this clause (B) unless the offering has resulted in the disposition by the Holders of at least 75% of the amount of Registrable Securities requested to be included.

5. Grace Periods.

(a) Notwithstanding anything to the contrary herein—

(A) the Company shall be entitled to postpone the filing or effectiveness of, or suspend the use of, a Registration Statement if in the good faith judgment of the Board, such registration, offering or use would reasonably be expected to materially affect in an adverse manner or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public and the premature disclosure of which would materially affect the Company in an adverse manner, provided, that in the event such Registration Statement relates to a Demand Registration Request, the Holders initiating such Demand Registration Request shall be entitled to withdraw the Demand Registration Request and, if such request is withdrawn, it shall not count as one of the permitted Demand Registration Requests hereunder and the Company shall pay all registration expenses in connection with such registration; and

(B) at any time after a Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time would, in the good faith judgment of the Board, adversely affect the Company (the period of a postponement or suspension as described in clause (A) and/or a delay described in this clause (B), a “Grace Period”).

(b) The Company shall promptly (i) notify the Holders in writing of the existence of the event or material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use commercially reasonable efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends.

(c) The duration of any one Grace Period shall not exceed sixty (60) days, and the aggregate of all Grace Periods in total during any three hundred sixty-five (365) day period shall not exceed an aggregate of ninety (90) days. For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) of Section 5(b) and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) of Section 5(b) and the date referred to in such notice. In the event the Company declares a Grace Period, the period during which the Company is required to maintain the effectiveness of an Initial Shelf Registration Statement or Registration Statement filed pursuant to a Demand Registration Request shall be extended by the number of days during which such Grace Period is in effect.

6. Piggyback Registration

(a) If at any time, and from time to time, when Registrable Securities are not already covered by an existing and effective Registration Statement, the Company proposes to—

(A) file a registration statement under the Securities Act with respect to an offering of any class of equity securities of the Company or any securities convertible or exercisable into shares of any equity securities of the Company (other than with respect to a registration statement (i) on Form S-8 or any successor form thereto, (ii) on Form S-4 or any successor form thereto, or (iii) another form not available for registering the Registrable Securities for sale to the public), whether or not for its own account; or

(B) conduct an underwritten offering constituting a “takedown” of a class of equity securities of the Company or any securities convertible or exercisable into shares of any equity securities of the Company registered under a shelf registration statement previously filed by the Company, the Company shall comply with the obligations set forth in this Section 6.

(b) The Company shall give written notice (the “Piggyback Notice”) of such proposed filing or offering to the Holders at least ten (10) Business Days before the anticipated filing date. Such notice shall include the number and class of securities proposed to be registered or offered, the proposed date of filing of such registration statement or the conduct of such underwritten offering, any proposed means of distribution of such securities, any proposed managing underwriter of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities as such price is proposed to appear on the facing page of such registration statement, and shall offer the Holders the opportunity to register such amount of Registrable Securities as each Holder may request on the same terms and conditions as the registration of the Company’s and/or the holders of other securities of the Company securities, as the case may be (a “Piggyback Offering”). Subject to Section 6(c), if applicable, the Company will include in each Piggyback Offering all Registrable Securities for which the Company has received written requests for inclusion within five (5) Business Days after the date the Piggyback Notice is given; provided, however, that in the case of the filing of a registration statement, such Registrable Securities are not otherwise registered pursuant to an existing and effective Shelf Registration Statement under this Agreement, but in such case, the Company shall include such Registrable Securities in such underwritten offering if the Shelf Registration Statement may be utilized for the offering and sale of the Registrable Securities requested to be offered; and provided further that, in the case of an underwritten offering in the form of a “takedown” under a shelf registration statement, such Registrable Securities are covered by an existing and effective Shelf Registration Statement that may be utilized for the offering and sale of the Registrable Securities requested to be offered.

(c) If the proposed offering is an Underwritten Offering, the Company will cause the managing underwriter of the proposed offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Offering to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering advises the Company and the selling Holders in writing that, in its view, the total amount of securities that the Company, such Holders and any other holders entitled to participate in such offering (“Other Holders”) propose to include in such offering is such as to adversely affect the success of such underwritten offering, then:

(A) if such Piggyback Offering is an underwritten primary offering by the Company for its own account, the Company will include in such Piggyback Offering: (i) first, all securities to be offered by the Company; (ii) second, up to the full amount of Registrable Securities requested to be included in such Piggyback Offering by the Holders, allocated pro rata among such Holders on the basis of the amount of Registrable Securities requested to be included therein by each of them and (iii) third, up to the full amount of securities requested to be included in such offering by all Other Holders;

(B) if such Piggyback Offering is an underwritten secondary offering for the account of Other Holders exercising “demand” rights, the Company will include in such registration: (i) first, up to the full amount of securities requested to be included in such offering by the Other Holders exercising “demand” rights and the Holders, allocated pro rata among such Holders and such Other Holders on the basis of the amount of securities held by each of the Holders and the Other Holders; and (ii) second, up to the full amount of securities proposed to be included in the registration by the Company;

such that, in each case, the total amount of securities to be included in such Piggyback Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Piggyback Offering.

(d) At any time after giving the Piggyback Notice and prior to the time sales of securities are confirmed pursuant to the Piggyback Offering, or in the case the Company determines for any reason not to register or delay the registration of the Piggyback Offering, the

Company may, at its election, give notice of its determination to all Holders, and in the case of such a determination, will be relieved of its obligation to register any Registrable Securities in connection with the abandoned or delayed Piggyback Offering, without prejudice.

(e) Any Holder of Registrable Securities requesting to be included in a Piggyback Offering may withdraw its request for inclusion by giving written notice to the Company, at least three (3) Business Days prior to the anticipated Effective Date of the Registration Statement filed in connection with such Piggyback Offering, or in the case of a Piggyback Offering constituting a “takedown” off of a shelf registration statement, at least three (3) Business Days prior to the anticipated date of the filing by the Company under Rule 424 of a supplemental prospectus with respect to such offering, of its intention to withdraw from that registration; provided, however, that (i) the Holder’s request be made in writing and (ii) the withdrawal will be irrevocable and, after making the withdrawal, a Holder will no longer have any right to include its Registrable Securities in that Piggyback Offering.

7. Registration Procedures. If and when the Company is required to effect any registration under the Securities Act as provided in Sections 2(a), 3(a) or 4 of this Agreement, the Company shall use its commercially reasonable efforts to:

(a) prepare and file with the Commission the requisite Registration Statement to effect such registration and thereafter use its commercially reasonable efforts to cause such Registration Statement to become and remain effective, subject to the limitations contained herein;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the method of disposition set forth in such Registration Statement, subject to the limitations contained herein;

(c) (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, at the Company’s expense, furnish to the Holders whose securities are covered by the Registration Statement copies of all such documents, other than documents that are incorporated by reference, proposed to be filed and such other documents reasonably requested by such Holders (which may be furnished by email), and afford Counsel to the Holders a reasonable opportunity to review and comment on such documents; and (ii) in connection with the preparation and filing of each such Registration Statement pursuant to this Agreement, (A) upon reasonable advance notice to the Company, give each of the foregoing such reasonable access to all financial and other records, corporate documents and properties of the Company as shall be necessary, in the reasonable opinion of counsel to such Holders and such underwriters, to conduct a reasonable due diligence investigation for purposes of the Securities Act, and (B) upon reasonable advance notice to the Company and during normal business hours, provide such reasonable opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such counsel to such Holders and such underwriters, to conduct a reasonable due diligence investigation for purposes of the Securities Act;

(d) notify each selling Holder of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(e) furnish to each selling Holder of Registrable Securities, and the managing underwriters, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act), all exhibits and other documents filed therewith and such other documents as such seller or such managing underwriters may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer;

(f) (i) register or qualify all Registrable Securities and other securities, if any, covered by such Registration Statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the Holders covered by such Registration Statement shall reasonably request in writing, (ii) keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (iii) take any other action that may be necessary or reasonably advisable to enable such Holders to consummate the disposition in such jurisdictions of the securities to be sold by such Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (f) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(g) cause all Registrable Securities included in such Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as necessary upon the opinion of counsel to the Company or Counsel to the Holders of Registrable Securities included in such Registration Statement to enable such Holder or Holders thereof to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;

(h) obtain and, if obtained, furnish to each Holder that is named as an underwriter in the offering and each other underwriter thereof, a signed

(A) opinion of counsel for the Company, dated the date of the closing under the underwriting agreement and addressed to the underwriters, reasonably satisfactory (based on the customary form and substance of opinions of issuers’ counsel customarily given in such an offering) in form and substance to such Holder and such underwriters, if any, and

(B) “cold comfort” letter, dated the Effective Date of such Registration Statement (and, if such registration is an Underwritten Offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters) and signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the customary form and substance of “cold comfort” letters of issuers’ independent public accountant customarily given in such an offering) in form and substance to such Holder and such underwriters, if any, in each case, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of the accountants’ comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ comfort letters delivered to underwriters in such types of offerings of securities;

(i) notify each Holder of Registrable Securities included in such Registration Statement and other securities covered by such Registration Statement, if any, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and for which the Company chooses to suspend the use of the Registration Statement and Prospectus in accordance with the terms of this Agreement, and at the written request of any such Holder, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j) notify the Holders of Registrable Securities included in such Registration Statement and other securities covered by such Registration Statement promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(k) advise the Holders of Registrable Securities included in such Registration Statement and other securities covered by such Registration Statement, promptly after it shall receive notice or obtain knowledge thereof and promptly use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement relating to the Registrable Securities at the earliest practicable moment;

(l) otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering, and make available to its stockholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first (1st) full calendar month after the Effective Date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158, and furnish to each Holder and to the managing underwriter, if any, at least ten (10) days prior to the filing thereof (or such shorter time period reasonably necessary in light of applicable legal requirements) a copy of any amendment or supplement to such Registration Statement or Prospectus;

(m) cause all Registrable Securities included in a Registration Statement to be listed on a national securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange;

(n) provide and cause to be maintained a transfer agent and registrar for the Registrable Securities included in a Registration Statement no later than the Effective Date thereof;

(o) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Holders beneficially owning a majority of the Registrable Securities included in a Registration Statement or the underwriters, if any, shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification; and provide reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and other information meetings organized by the underwriters, if any, as reasonably requested; provided, that the Company shall have no obligation to participate in more than one (1) “road show” in any six (6)-month period and such participation shall not unreasonably interfere with the business operations of the Company;

(p) if requested by the managing underwriter(s) or the Holders beneficially owning a majority of the Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to the plan of distribution for such Registrable Securities provided to the Company in writing by the managing underwriters and the Holders of a majority of the Registrable Securities being sold and that is required to be included therein relating to the plan of distribution with respect to such Registrable Securities, including without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering, and make any required filings with respect to such information relating to the plan of distribution as soon as practicable after notified of the information;

(q) cooperate with the Holders of Registrable Securities included in a Registration Statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such amounts and registered in such names as the managing underwriters, or, if none, the Holders beneficially owning a majority of the Registrable Securities being offered for sale, may reasonably request at least three (3) Business Days prior to any sale of Registrable Securities; and

(r) otherwise use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

In addition, at least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder, including any update to or confirmation of the information contained in the Selling Holder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within five (5) Business Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Holder Questionnaire and a response to any requests for further information as described in the previous sentence and, if an Underwritten Offering, entered into an underwriting agreement with the underwriters in accordance with Section 4(b) and Section 9. If a Holder of Registrable Securities returns a Selling Holder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall be permitted to exclude such Holder from being a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto. Each Holder acknowledges and agrees that the information in the Selling Holder Questionnaire or request for further information as described in this Section 7 will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

8. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts, fees or selling commissions or broker or similar commissions or fees of any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any securities exchange on which the Units or Shares, as applicable, are then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with the Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) all fees and expenses incurred in connection with any road show for underwritten offerings to the extent not borne by the underwriters, (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company will pay the reasonable fees and disbursements of one Counsel to the Holders (and one local counsel, if reasonably necessary), in each case selected by the Majority Holders, including, for the avoidance of doubt, any expenses of Counsel to the Holders (and one local counsel, if reasonably necessary) in connection with the filing or amendment of any Registration Statement, Prospectus or free writing prospectus hereunder.

9. Lockups. In connection with any Underwritten Takedown or underwritten registration pursuant to a Demand Registration Request or other underwritten public offering of equity securities by the Company (other than a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future), if requested by the underwriter(s) managing such offering, no Holder who participates in such offering or beneficially owns (together with its Affiliates and Related Funds) three percent (3%) or more of the outstanding Shares at such time (on a fully diluted basis assuming the conversion of the Convertible PIK Notes) shall effect any sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, except with the written consent of such managing underwriter(s), during the seven (7) days prior to and the ninety (90)-day period beginning on the date of closing of such offering (the “Lockup Period”), except as part of such offering; provided, that such Lockup Period restrictions are applicable on substantially similar terms to the Company and all of its and its subsidiaries’ executive officers and directors; provided, further, that nothing herein will prevent any Holder from making a distribution of Registrable Securities to any of its partners, members or stockholders thereof or a transfer of Registrable Securities to an Affiliate or Related Fund that is otherwise in compliance with applicable securities laws, so long as such distributees or transferees, as applicable, agree to be bound by the restrictions set forth in this Section 9. Each Holder agrees to execute a lock-up agreement in favor of the Company’s underwriters to such effect and, in any event, that the Company’s underwriters in any relevant offering shall be third party beneficiaries of this Section 9. The provisions of this Section 9 will no longer apply to a Holder once such Holder ceases to hold Registrable Securities.

10. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), to which any of them may become subject, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 7(i), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 14(c) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 10(c)), shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Company may otherwise have.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 7(i), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 14(c), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds actually received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the

Indemnifying Party, and such Indemnified Party shall have been advised by counsel that in the reasonable judgment of such counsel a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the reasonable and documented fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties (as well as one local counsel, if reasonably necessary). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable and documented fees and expenses of the Indemnified Party (including reasonable and documented fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 10(c)) shall be paid to the Indemnified Party, as incurred, with reasonable promptness after receipt of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 10, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d) Contribution. If a claim for indemnification under Section 10(a) or 10(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

11. Rule 144 and Rule 144A; Other Exemptions. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit a Holder of Registrable Securities to sell securities of the Company to the public without registration, the Company covenants that it will (i) to the extent it shall be required to do so under the Exchange Act, use its commercially reasonable efforts to file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder and (ii) take such further action as any Holder may reasonably request and make available information necessary to comply with Rule 144 and Rule 144A, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A promulgated under the Securities Act, as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the Commission. Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance.

12. Transfer of Registration Rights. Subject to the terms of the Shareholders Agreement, dated the date hereof, between the Company and the stockholders party thereto, any Holder may freely assign its rights under this Agreement in connection with any sale, transfer, assignment, or other conveyance (any of the foregoing, a “Transfer”) of Registrable Securities to a Transferee of such Registrable Securities, but only if all of the following conditions are satisfied: (a) such Transfer is effected in accordance with applicable securities laws; (b) the Company is given written notice by such Holder of such Transfer, stating the name and address of the Transferee and identifying the Registrable Securities with respect to which such rights are being assigned; and (c) such Transferee delivers to the Company a duly executed joinder to this Agreement, in form and substance reasonably satisfactory to the Company, pursuant to which it agrees to be bound by the terms and conditions of this Agreement (a “Joinder”); provided, that any rights so assigned shall apply only in respect of the Registrable Securities that are Transferred and not in respect of any other Units, Shares or other securities that the Transferee may hold.

13. Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

14. Miscellaneous.

(a) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to any Registration Statement and shall sell the Registrable Securities under a Registration Statement only in accordance with a method of distribution described in such Registration Statement

(c) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of a Grace Period or any event of the kind described in Section 7(i), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d) [Reserved].

(e) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least a majority of the then outstanding Registrable Securities; provided, however, that any party may give a waiver as to itself; provided further that no amendment, modification, supplement, or waiver that disproportionately and adversely affects, alters, or changes the interests of any Holder shall be effective against such Holder without the prior written consent of such Holder; and provided further that the waiver of any provision with respect to any Registration Statement or offering may, if such offering shall have been commenced, be given by Holders having elected to participate in such offering and holding at least a majority of the Registrable Securities included therein. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

(g) Notices. All notices, demands or requests required or permitted under this Agreement must be in writing, and shall be made by hand delivery, certified mail, overnight courier service, electronic mail or facsimile to the address, electronic mail address or facsimile number set forth below; provided, that any party may designate a different address, electronic mail address or facsimile number by a notice similarly given to the Company:

(A) If to the Company:

Offshore Group Investment Limited

777 Post Oak Boulevard, Suite 800

Houston, TX 77056

Attention: Chief Executive Officer

Facsimile: (281) 404-4749

Email: paul.bragg@vantagedrilling.com

with a copy (which shall not constitute notice) to:

Norton Rose Fulbright US LLP

1301 McKinney, Suite 5100

Houston, TX 77010

Attention: Joshua P. Agrons

Facsimile: (713) 651-5246

Email: josh.agrons@nortonrosefulbright.com

(B) If to the Holders (or to any of them), to the address, electronic mail address or facsimile number set forth below such Holder’s name on the signature page hereto (or if applicable, on the signature page to the Joinder pursuant to which such Holder became a party hereto).

Any such notice or communication shall be deemed given when delivered by hand, if delivered on a Business Day; on the next Business Day after delivery by hand if delivered by hand on a day that is not a Business Day; four Business Days after being deposited in the United States mail, postage prepaid, return receipt requested, if mailed; on the next Business Day after being deposited for next day delivery with Federal Express or a similar overnight courier; when receipt is acknowledged, whether by facsimile confirmation or return electronic mail, if sent by facsimile or electronic mail on a Business Day; and on the next Business Day following the day on which receipt is acknowledged whether by facsimile confirmation or return electronic mail, if sent by facsimile or electronic mail on a day that is not a Business Day. If any time period for giving notice or taking action hereunder expires on a day which is not a Business Day or is a legal holiday in the jurisdiction in which the recipient’s principal office is located, the time period shall automatically be extended to the next Business Day.

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any trustee in bankruptcy). No assignment or delegation of this Agreement by the Company, or any of the Company’s rights, interests or obligations hereunder, shall be effective against any Holder without the prior written consent of such Holder.

(i) Governing Law; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution, termination, performance or nonperformance of this Agreement, shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State, without regard to any conflict of laws principles thereof. Each party hereto agrees that it shall bring any action or proceeding in respect of any claim based upon, arising out of, or related to this agreement, any provision hereof or any of the transactions contemplated hereby, in the United States District Court for the Southern District of New York or any New York State court sitting in the Borough of Manhattan of New York City (the “Chosen Courts”), and solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts and (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto. Each party hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. EACH PARTY HERETO WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, MATTER OR PROCEEDING BASED UPON, ARISING OUT OF, OR RELATED TO THIS AGREEMENT, ANY PROVISION HEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

(j) Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. In the case of any such invalidity or unenforceability, each of the parties hereto agrees to negotiate in good faith to amend this Agreement to replace such provision with a new legally valid and enforceable provision that gives effect to the original intent of the parties as closely as possible and in a mutually acceptable manner.

(k) Counterparts. This Agreement may be executed in multiple counterparts, including by electronic transmission or portable document format (PDF), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(l) Headings; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(m) Entire Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(n) Termination. The obligations of the Company and of any Holder, other than those obligations contained in Section 10 and this Section 14, shall terminate with respect to the Company and such Holder as soon as such Holder no longer beneficially owns any Registrable Securities.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

OFFSHORE GROUP INVESTMENT LIMITED

By:
Name:
Title:

[Signature Page to OGIL/Holders Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned parties have executed this Registration Rights Agreement as of the date first written above.

HOLDERS:

[Holder Name]

By:
Name:
Title:

☐	By checking this box, the Holder signing above hereby requests the inclusion of all of its Registrable Securities in the Initial Shelf Registration Statement.

☐	By checking this box, the Holder signing above hereby requests the inclusion of Shares of its Registrable Securities (together with the corresponding amount of Convertible PIK Notes as well as the Shares issuable upon the conversion thereof) in the Initial Shelf Registration Statement, constituting less than all of its Registrable Securities.

[Signature Page to OGIL/Holders Registration Rights Agreement]